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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): APRIL 3, 2007 (MARCH 30, 2007)



                           NEBRASKA BOOK COMPANY, INC.
             (Exact name of registrant as specified in its charter)



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
            KANSAS                        333-48221                  47-0549819
(State or other jurisdiction of          (Commission              (I.R.S. Employer
incorporation or organization)            File Number)            Identification No.)
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                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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                SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 30, 2007, Nebraska Book Company, Inc., a Kansas corporation ("Nebraska Book"), amended its Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004, the Third Amendment thereto, dated as of August 1, 2005, and the Fourth Amendment thereto, dated as of April 26, 2006 (the "Credit Agreement"), among Nebraska Book, NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents, to, among other things, (i) increase the revolving credit facility from $65,000,000 to $85,000,000 (the "Credit Facility"), and
(ii) make modifications to the definition of "Consolidated EBITDA" to add back certain charges taken by Nebraska Book over the last fiscal year in this calculation (the "Fifth Amendment"). All amounts outstanding or to be outstanding under the Credit Facility are due on March 4, 2009. In accordance with the pre-existing terms of the Credit Agreement, any additional obligations that are incurred due to the increase in the Credit Facility may be accelerated at the discretion of the Required Lenders (as defined in the Credit Agreement) following one of a number of customary events of default listed in the Credit Agreement.

The foregoing description of the Credit Agreement and the Fifth Amendment is qualified in its entirety by reference to the full text of the Credit Agreement and the Fifth Amendment.


There is no material non-banking relationship between the Registrant or its affiliates and any of the other parties to the Credit Agreement.


                       SECTION 2 -- FINANCIAL INFORMATION


ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT


The information included in Item 1.01 above regarding the Credit Agreement and the Fifth Amendment thereto is incorporated by reference into this Item 2.03.


                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS


(d)  Exhibits.

10.1 Fifth Amendment, dated as of March 30, 2007, to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004, the Third Amendment thereto, dated as of August 1, 2005, and the Fourth Amendment thereto, dated as of April 26, 2006, among Nebraska Book, NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National
         Bank) and Wells Fargo Bank N.A., as co-documentation agents.


SAFE HARBOR REGARDING FORWARD LOOKING STATEMENTS.

This Form 8-K (including the Exhibits hereto) contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements do not constitute guarantees of future performance. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. More information about potential factors that could affect Nebraska Book's business and financial results are included in Nebraska Book's Annual Report on Form 10-K for the fiscal year ended March 31, 2006 and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2006, which are on file with the Securities and Exchange Commission and available at the Security and Exchange Commission's website at http://www.sec.gov. Nebraska Book assumes no obligation to update any forward-looking information contained in this Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEBRASKA BOOK COMPANY, INC.



Date:   April 3, 2007               /s/  Alan G. Siemek
                                    --------------------------------------------
                                    Alan G. Siemek
                                    Chief Financial Officer, Senior Vice
                                    President of Finance and Administration,
                                    Treasurer and Assistant Secretary


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